   As filed with the Securities and Exchange Commission on March 19, 1999
                                                    Registration No.

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                ---------------------

                                      FORM S-8
                                REGISTRATION STATEMENT
                                       UNDER
                              THE SECURITIES ACT OF 1933

                                ---------------------

                          INHALE THERAPEUTIC SYSTEMS, INC.
                          --------------------------------
               (Exact name of registrant as specified in its charter)

Delaware                                                            94-3134940
(State of Incorporation)                   (I.R.S. Employer Identification No.)

                               150 INDUSTRIAL ROAD
                          SAN CARLOS, CALIFORNIA 94070
                                  (650) 631-3100

               ------------------------------------------------------
            (Address and telephone number of principal executive offices)


                       1998 NON-OFFICER EQUITY INCENTIVE PLAN


          ---------------------------------------------------------------
                              (Full title of the plans)

                          ROBERT B. CHESS AND AJIT S. GILL
                            CO-CHIEF EXECUTIVE OFFICERS
                          INHALE THERAPEUTIC SYSTEMS, INC.
                                150 INDUSTRIAL ROAD
                            SAN CARLOS, CALIFORNIA 94070
                                  (650) 631-3100

              --------------------------------------------------------
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ----------------------

                                      COPIES TO:

                                MARK P. TANOURY, ESQ.
                                 COOLEY GODWARD LLP
                        3000 SAND HILL ROAD, BLDG. 3, SUITE 230
                              MENLO PARK, CALIFORNIA 94025
                                     (650) 843-5000

                                ----------------------

                          CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------
                                               PROPOSED            PROPOSED
                                               MAXIMUM             MAXIMUM
TITLE OF SECURITIES      AMOUNT TO BE     OFFERING PRICE PER       AGGREGATE              AMOUNT OF
 TO BE REGISTERED         REGISTERED          SHARE (1)         OFFERING PRICE (1)      REGISTRATION FEE
----------------------------------------------------------------------------------------------------------
Stock Options and
Common Stock               1,250,000           $25.234375          $31,542,968              $8,768.9451
(par value $.0001)


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h). The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on March 17, 1999 as reported on Nasdaq National Market.


     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

2.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The contents of Registration Statement on Form S-8 No. 333-65919 filed with the Securities and Exchange Commission (the "Commission") on October 20, 1998 by Inhale Therapeutic Systems, Inc., a Delaware corporation (the "Company" or the "Registrant") is incorporated by reference into this Registration Statement.

                                  EXHIBITS

EXHIBIT
NUMBER
5.1           Opinion of Cooley Godward LLP.
23.1          Consent of Ernst & Young LLP, independent auditors.
23.2          Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.
24.1          Power of Attorney.  Reference is made to the signature page.
99.1          Registrant's 1998 Non-Officer Equity Incentive Plan, as amended.

3.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Carlos, County of San Mateo, State of California, on the 17 day of March 1999.

                              INHALE THERAPEUTIC SYSTEMS, INC.

                              By   /s/ Robert B. Chess
                                   Co-Chief Executive Officer and Director

                              By   /s/ Ajit S. Gill
                                   Co-Chief Executive Officer and Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert B. Chess and Ajit S. Gill, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                TITLE                                                DATE
                         President, Co-Chief Executive Officer and            March 17,1999
 /s/ Robert B. Chess     Director (Co-Principal Executive Officer)

                         Co-Chief Executive Officer and Director
 /s/ Ajit S. Gill        (Co-Principal Executive Officer)                     March 17,1999

                         Controller                                           March 17,1999
                         (Principal Financial and Accounting
 /s/ Christian O. Henry  Officer)

                                                                              March 17,1999
                         Chairman of the Board
 /s/ Terry L. Opdendyk
                                                                              March 17,1999
                         Director
 /s/ Mark J. Gabrielson

                                                                              March 17,1999
                         Director
 /s/ James B. Glavin
                                                                              March 17,1999

                         Director
 /s/ John S. Patton

                                                                              March 17,1999
                         Director
 /s/ Melvin Perelman

4.

                                INDEX TO EXHIBITS

Exhibit                                                                             Sequentially
Number        Description                                                           Numbered
Page
5.1           Opinion of Cooley Godward LLP.

23.1          Consent of Ernst & Young LLP, independent auditors.

23.2          Consent of Cooley Godward LLP.  Reference is made to Exhibit 5.1.

24.1          Power of Attorney.  Reference is made to the signature page.

99.1          Registrant's 1998 Non-Officer Equity Incentive Plan, as amended.


5.